                                                                    Exhibit 10.2

                                                                    EXHIBIT 10.2





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 8, 2001 (relating to the consolidated financial statements of DaimlerChrysler Corporation not presented separately herein), included as Exhibit 10.3 of this Annual Report on Form 20-F of DaimlerChrysler AG for the year ended December 31, 2002, in the following Registration Statements:


             REGISTRATION
FORM         STATEMENT NO.        ISSUER
----         -------------        ------

F-3          333-13160            DaimlerChrysler North America Holding Corporation

S-8          333-5074             DaimlerChrysler AG

S-8          333-7082             DaimlerChrysler AG

S-8          333-8998             DaimlerChrysler AG

S-8          333-86934            DaimlerChrysler AG

S-8          333-86936            DaimlerChrysler AG



Deloitte & Touche LLP
Detroit, Michigan
February 20, 2003